UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On December 17, 2021 and February 15, 2022, Medicine Man Technologies, Inc. (the “Company”) filed two separate Current Reports on Form 8-K (collectively, the “Original Form 8-Ks”) to report, among other things, the December 13, 2021 appointment of each of Nirup Krishnamurthy and Jonathan Berger as directors, and the February 9, 2022 appointment of Paul Montalbano and Pratap Mukharji as directors, respectively. At the time of their appointment, the Company’s board of directors (the “Board”) had not made a determination regarding the Board committees to which the new directors would be appointed.

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) pursuant to Instruction 2 to Item 5.02 to amend the Original Form 8-Ks to provide information about the Board committees to which the new directors have been appointed. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filings, nor does it reflect events that may have occurred subsequent to the filing dates of the Original Filings.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the Board reconstituted the membership of its committees and appointed (i) Jonathan Berger as a member and chair of each of the Board’s audit committee, compensation committee and nominating and corporate governance committee, (ii) Paul Montalbano as a member of the Board’s nominating and corporate governance committee, and (iii) Pratap Mukharji as a member of the Board’s audit committee, compensation committee and nominating and corporate governance committee.

As a result of the foregoing, the members of the Board committees are as follows:

Audit Committee

Jonathan Berger, Chair

Jeffrey Cozad

Jeffrey Garwood

Pratap Mukharji

Compensation Committee

Jonathan Berger, Chair

Jeffrey A. Cozad

Jeffrey Garwood

Pratap Mukharji

Nominating and Corporate Governance Committee

Jonathan Berger. Chair

Jeffrey A. Cozad

Pratap Mukharji

Paul Montalbano

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: May 10, 2022		Daniel R. Pabon General Counsel

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